EXHIBIT 99.1

30DC's MagCast Digital Publishing Platform Launches 50th Magazine on Apple Newsstand

August 27, 2012-NY, NY, 30 DC, Inc. (OTCQB: TDCH), a provider of tools for the monetization of digital content, today announced that a total of 50 magazines have successfully launched on Apple Newsstand using the MagCast digital publishing platform.

Having launched in June 2012, 30 DC's management believes the rapid release of 50 magazines utilizing MagCast demonstrates the technology's effective, efficient and user friendly functionality and implementation. MagCast subscribers have access to specialized training on every component of building a magazine, the platform is designed to allow anyone to create and broadcast content on any subject no matter if they are experienced in media and technology or a complete novice.

The lists of recently released magazines utilizing MagCast covers a wide range of subjects including arts, business, healthy living, hobbies, music, pets, photography and many others. Management believes the ability to quickly reach a target audience is demonstrated by Gluten Free Magazine which debuted on July 22, 2012 as the #1 magazine on Newsstand in the Women's Interest & Lifestyle Space category.

The initial MagCast launch was through the Company's traditional distribution channels to a limited audience. 30 DC's management believes when MagCast is re-launched for wider distribution, there are substantial opportunities to reach larger markets including traditional print media looking to migrate or expand their digital publishing capabilities and presence.

The following is a current list of magazines created using MagCast that are selling on Newsstand:

Guitar Skills Magazine
http://itunes.apple.com/us/app/guitar-skills-magazine/id509469055?mt=8

Drum Lesson Magazine
http://itunes.apple.com/au/app/drum-lesson-academy-mag/id525197088?mt=8

Happy to Survive Magazine
http://itunes.apple.com/au/app/happy-to-survive/id526305539?mt=8

Go Social Film Magazine
http://itunes.apple.com/au/app/go-social-film-magazine/id524555282?mt=8

Gypsy Jazz Secrets
http://itunes.apple.com/au/app/gypsy-jazz-guitar-secrets/id533022639?mt=8

Goodlight Magazine
http://itunes.apple.com/us/app/goodlight-photography-mag/id534820054?ls=1&m

Freestyle Magazine
http://itunes.apple.com/au/app/freestyle-hair-care-magazine/id538862377?mt=8

KISS of TECH Magazine
http://itunes.apple.com/us/app/kiss-of-tech-magazine/id537776801?ls=1&mt=8

LD Magazine
http://itunes.apple.com/au/app/ld-mag/id524287239?mt=8

The Great Business Project Magazine
http://itunes.apple.com/au/app/great-business-project-mag/id536969325?mt=8

Pure Living Lifestyle Magazine
http://itunes.apple.com/au/app/pure-living-magazine/id542160779?mt=8

Sewing Projects and Tips Mag
http://itunes.apple.com/us/app/sewing-projects-and-tips-mag/id541391835?mt=8

Revista La Guia
http://itunes.apple.com/us/app/revista-la-guia/id540113880?mt=8

What Are Apps Magazine
http://itunes.apple.com/us/app/what-are-apps/id541054947?l=de&ls=1&mt=8

The GOS Weekly Review
http://itunes.apple.com/us/app/tgoswr/id539773670?mt=8

A minimalist Entrepreneur
http://itunes.apple.com/us/app/id541324638?mt=8

Gluten Free Magazine
http://itunes.apple.com/us/app/gluten-free-magazine/id542566675?mt=8&uo=4

Cash Flow Secrets
http://itunes.apple.com/us/app/share-trading-internet-cash/id542916681?mt=8

Today's Trader Magazine
http://itunes.apple.com/us/app/todays-trader-magazine/id542916730?ls=1&mt=8

Encircle Wellbeing Magazine
http://itunes.apple.com/app/encircle-wellbeing-magazine/id542033082?mt=8

App Marketer
http://itunes.apple.com/us/app/app-marketer/id537083226?mt=8

Real Family Travel Magazine
http://itunes.apple.com/us/app/real-family-travel-mag/id546450512?ls=1&mt=8

Tech Pro Mag
http://itunes.apple.com/us/app/tech-pro-mag/id546522935?ls=1&mt=8

Digital Art Creative Techniques
http://itunes.apple.com/us/app/digital-art-creative-techniques/id540253968?ls=1&

DM  Magazine
http://itunes.apple.com/gb/app/dmmag/id500987650?mt=8

eCommerce Startup Magazine
http://itunes.apple.com/us/app/ecommerce-startup-magazine/id543270016?ls=1

Home Business Success Mag
http://itunes.apple.com/us/app/home-business-success-mag/id542656977?ls=1

Saddle And Stirrups Mag
http://itunes.apple.com/gb/app/saddle-and-stirrups-mag/id536579870?mt=8

Paleo Living
http://itunes.apple.com/us/app/paleo-living-magazine/id539315224?mt=8

Content Marketing Mag
http://itunes.apple.com/us/app/content-marketing-mag/id546445918?l=sv&ls=1&

ScreenCasts Online
http://itunes.apple.com/us/app/screencastsonline-monthly/id543166334?mt=8

Decode Your Man
http://itunes.apple.com/us/app/decode-your-man/id543068756?ls=1&mt=8

Creativity Matters
http://itunes.apple.com/app/cm*-creativity-matters-magazine/id543984517?mt=8

Customer Engagement Magazine
http://itunes.apple.com/us/app/customer-engagement-magazine/id544533057?m

Mobile Money Digital Magazine
http://itunes.apple.com/us/app/mobile-money-digital-magazine/id535705799?ls=

Green Therapy Natural Health
http://itunes.apple.com/us/app/green-therapy-natural-health/id540564673?ls=1&

Live Healthy Magazine
http://itunes.apple.com/us/app/live-healthy-magazine/id545144144?ls=1&mt=8

Ej Sikken Leg Mag Sophie
http://itunes.apple.com/dk/app/ej-sikken-leg-mag/id545953890?l=da&mt=8

Inspiring Innovation Magazine
http://itunes.apple.com/us/app/in-mag/id545755433?ls=1&mt=8

Photography Moment
http://itunes.apple.com/us/app/photography-moment-mag/id544805078?ls=1&m

ConsultantBox - SAP News & Reviews
http://itunes.apple.com/us/app/consultantbox-magazine/id541033508?ls=1&mt=

Your Money Monthly
http://itunes.apple.com/us/app/your-money-monthly/id540161859?ls=1&mt=8

Super Dogs Magazine
http://itunes.apple.com/us/app/superdogs-mag/id547017988?ls=1&mt=8

Appreneur
http://itunes.apple.com/au/app/appreneur-mag/id540192660?mt=8
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The Tribal Woman Magazine
http://itunes.apple.com/us/app/the-tribal-woman-magazine/id546217027?mt=8

Health Naturally Magazine
http://itunes.apple.com/us/app/health-naturally-magazine/id543997720?mt=8

Finally Over 40 Magazine
http://itunes.apple.com/us/app/finally-over-40-magazine/id547036956?mt=8

Lezioni Di Chitarra Moderna Mag
http://itunes.apple.com/app/lezioni-di-chitarra-moderna/id541786101?ign-mpt=
uo%3D5

Spanish Property Mag
http://itunes.apple.com/us/app/spanish-property-mag/id543032432?1s=1&mt=8&utm_
source=buffer&buffer_share=88f37

VegWorld Magazine
http://itunes.apple.com/us/app/vegworld-magazine/id546869746?mt=8

MagCast is a collaboration of 30DC and Netbloo Media Ltd., who jointly developed the concept and design of the platform. More information about the MagCast publishing platform can be found at http://www.MagCast.co

About 30DC, Inc. ("http://www.30dcinc.com")

30DC provides tools for the monetization of digital content. The Company's MagCast publishing platform offers an apps development and maintenance tool for publishers seeking to circulate content on a single issue or subscription basis. MagCast utilizes Apple's marketplace for digital media, Newsstand as the customer interface which provides electronic distribution and collects revenue.

The Company operates Internet educational services the Challenge (formerly the 30 Day Challenge) and Immediate Edge. The Challenge is a free module-based training program designed for individuals looking to learn about internet marketing at their own pace. It can be accessed online at www.challenge.co. To date the education program has schooled more than 175,000 individuals, and currently has approximately 100,000 active online members.

Immediate  Edge  is one  of  the  longest  running  subscription-based  Internet
Marketing programs on the web. Immediate Edge serves as a research and development department for hard core Internet marketers to stay up-to-date with the latest industry trends on Internet Marketing and learn the most innovative ways of making money online. Immediate Edge course content includes, advice on selling digital products and services, how to run membership sites, affiliate management systems, rewards programs, and search engine optimization services. Immediate Edge can be accessed online at http://www.immediateedge.com.

About Netbloo Media Ltd (http://www.marketpromax.com)

Netbloo Media Ltd is a Digital Marketing agency based in Asia Pacific with clients around the world. Netbloo Media Ltd helps online startups as well as big corporate players by providing custom Digital Marketing solutions including product Launch consulting, mobile Apps development, targeted web applications and media campaigns. Netbloo Media Ltd is responsible for some of the most "game changing" products including, Market Pro Max and The MagCast Publishing Platform.

This press release contains "forward-looking statements" within the meaning of various provisions of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, commonly identified by such terms as "believes," "looking ahead," "anticipates," "estimates" and other terms with similar meaning. Specifically, statements about the Company's plans for accelerated growth, improved profitability, future business partners, M&A activity, new service offerings and pursuit of new markets are forward looking statements. Although the company believes that the assumptions upon which its forward-looking statements are based are reasonable, it can give no assurance that these assumptions will prove to be correct. Such forward-looking statements should not be construed as fact. The information contained in such statements is beyond the ability of the Company to control, and in many cases the Company cannot predict what factors would cause results to differ materially from those indicated in such statements. All forward-looking statements in the press release are expressly qualified by these cautionary statements and by reference to the underlying assumptions.

For additional: Ted Greenberg CFO 30DC, Inc. Phone: 917-670-6678 E-mail: ted.greenberg@30dcinc.com or visit http://www.30dcinc.com

Source: 30DC, Inc.